                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 30, 2002
               (Date of Report - Date of Earliest event reported)



                               APCO ARGENTINA INC.
             (Exact name of registrant as specified in its charter)



  CAYMAN ISLANDS                       0-8933                     98-0199453
  --------------                     -----------             -------------------
 (State or other                     (Commission              (I.R.S. employer
 jurisdiction of                     File Number)            Identification No.)
 incorporation)


                               ONE WILLIAMS CENTER
                                 MAIL DROP 26-4
                              TULSA, OKLAHOMA 74172
                    (Address of principal executive officer)

                                 (918)-573-2164
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 9. Regulation FD Disclosure

         Apco Argentina Inc. ("Apco") wishes to disclose for Regulation FD purposes its press release dated October 30, 2002, filed herewith as Exhibit 99.


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            APCO ARGENTINA INC.


Dated: November 5, 2002                     By:  /s/ Suzanne H. Costin
                                                 ---------------------
                                                 Name:  Suzanne Costin
                                                 Title: Secretary



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99                Copy of Apco's press release dated October 30, 2002.